JUNE 2022 Sell - Side Brokerage Day Exhibit 99.1

2 Disclaimer NON - GAAP FINANCIAL MEASURES As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non - GAAP financial measures contained in this presentation to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this document . This document contains the following non - GAAP financial measures for our North American Truck Brokerage business : adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”) and adjusted EBITDA margin for the years ended December 31 , 2021 , 2020 and 2019 ; and return on invested capital (“ROIC”) for the twelve months ended March 31 , 2022 . We believe that the above adjusted financial measures facilitate analysis of the ongoing business operations of our North American Truck Brokerage business because they exclude items that may not be reflective of, or are unrelated to, our business' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate these non - GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies . These non - GAAP financial measures should only be used as supplemental measures of our operating performance . Adjusted EBITDA and adjusted EBITDA margin include adjustments for transaction and integration costs as well as restructuring costs . Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition, divestiture or spin - off and may include transaction costs, consulting fees, retention awards, and internal salaries and wages (to the extent the individuals are assigned full - time to integration and transformation activities) and certain costs related to integrating and converging IT systems . Restructuring costs primarily relate to severance costs associated with business optimization initiatives . Management uses these non - GAAP financial measures in making financial, operating and planning decisions and evaluating our North American Truck Brokerage business’ ongoing performance . We believe that adjusted EBITDA and adjusted EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that ROIC is an important metric as it measures how effectively we deploy our capital base . ROIC is calculated as net operating profit after tax (“NOPAT”) for the trailing twelve months ended March 31 , 2022 divided by invested capital as of March 31 , 2022 . NOPAT is calculated as adjusted EBITDA less depreciation expense, real estate gains and cash taxes plus operating lease interest . Invested capital is calculated as equity plus debt and operating lease liabilities less cash and goodwill and intangibles .

3 Disclaimer (continued) FORWARD - LOOKING STATEMENTS This document includes forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended, including our future growth prospects for our North American Truck Brokerage business . All statements other than statements of historical fact are, or may be deemed to be, forward - looking statements . In some cases, forward - looking statements can be identified by the use of forward - looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target," "trajectory" or the negative of these terms or other comparable terms . However, the absence of these words does not mean that the statements are not forward - looking . These forward - looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Factors that might cause or contribute to a material difference include our ability to effect the spin - off of our tech - enabled brokered services platform and meet the related conditions of the spin - off, the expected timing of the completion of the spin - off and the terms of the spin - off, our ability to achieve the expected benefits of the spin - off, our ability to retain and attract key personnel for the separate businesses, the risks discussed in our filings with the SEC and the following : economic conditions generally ; ; the severity, magnitude, duration and aftereffects of the COVID - 19 pandemic, including supply chain disruptions due to plant and port shutdowns and transportation delays, the global shortage of certain components such as semiconductor chips, strains on production or extraction of raw materials, cost inflation and labor and equipment shortages, which may lower levels of service, including the timeliness, productivity and quality of service, and government responses to these factors ; our ability to align our investments in capital assets, including equipment, service centers and warehouses, to our customers’ demands ; our ability to implement our cost and revenue initiatives ; the effectiveness of our action plan, and other management actions, to improve our North American LTL business ; our ability to benefit from a sale, spin - off or other divestiture of one or more business units, and the impact of anticipated material compensation and other expenses, including expenses related to the acceleration of equity awards, to be incurred in connection with a substantial disposition ; our ability to successfully integrate and realize anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies ; goodwill impairment, including in connection with a business unit sale, spin - off or other divestiture ; matters related to our intellectual property rights ; fluctuations in currency exchange rates ; fuel price and fuel surcharge changes ; natural disasters, terrorist attacks, wars or similar incidents, including the conflict between Russia and Ukraine and increased tensions between Taiwan and China ; risks and uncertainties regarding the expected benefits of the spin - off of our logistics segment or a future spin - off of a business unit, the impact of the spin - off of our logistics segment or a future spin - off of a business unit on the size and business diversity of our company ; the ability of the spin - off of our logistics segment or a future spin - off of a business unit to qualify for tax - free treatment for U . S . federal income tax purposes ; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems ; our indebtedness ; our ability to raise debt and equity capital ; fluctuations in fixed and floating interest rates ; our ability to maintain positive relationships with our network of third - party transportation providers ; our ability to attract and retain qualified drivers ; labor matters, including our ability to manage our subcontractors, and risks associated with labor disputes at our customers and efforts by labor organizations to organize our employees and independent contractors ; litigation, including litigation related to alleged misclassification of independent contractors and securities class actions ; risks associated with our self - insured claims ; risks associated with defined benefit plans for our current and former employees ; the impact of potential sales of common stock by our chairman ; governmental regulation, including trade compliance laws, as well as changes in international trade policies, sanctions and tax regimes ; governmental or political actions, including the United Kingdom’s exit from the European Union ; and competition and pricing pressures . All forward - looking statements set forth in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations . Forward - looking statements set forth in this document speak only as of the date hereof, and we do not undertake any obligation to update forward - looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law .

4 Truck Brokerage is the Largest Driver of SpinCo Financial Performance ▪ 2021, Truck Brokerage drove o 57% of SpinCo revenue o 84% of SpinCo operating income

5 Presenters and Q&A YOAV AMIEL SVP of Technology - North American Transportation CIO Elect SpinCo ALYSSA MYERS VP, Technology - Brokerage LOUIS AMO President, Brokerage DREW WILKERSON President, Transportation – North America CEO Elect - SpinCo

Executive Summary

7 XPO Brokerage: A Tech - Enabled Brokerage Platform ~$400 billion Total Addressable Opportunity 1 ~$88 billion Industry Size 1 4 th Largest Full Truckload Broker 1,600 employees 74% of loads created or covered digitally >700K downloads of Drive XPO mobile app Top 10 customers have been with us for an average of 15 years. >5,000 customers High ROIC ~4% Market Share 88,000 carriers 2 1.5 million trucks 2 1 Third - party industry research; U.S. brokered truckload industry size reflects brokered component of $400 billion total addressab le for - hire truckload opportunity in the US 2 As of March 31, 2022

8 XPO is Growing Truck Brokerage at 3x the Industry Rate Over 90% of our revenue growth was organic $42 billion $88 billion 2013 2021 $397 million $2.75 billion 2013 2021 Source: Third - party research 1 US truck brokerage industry size; reflects brokered component of ~$400 billion total addressable truckload opportunity. US BROKERAGE INDUSTRY GROWTH FROM 2013 TO 2021 1 XPO BROKERAGE REVENUE GROWTH FROM 2013 TO 2021 Expect to generate double - digit truck brokerage volume growth in 2022 and going forward

9 Key Drivers of Value Creation 1 Expanding industry with low penetration and secular tailwinds 2 Differentiated scaled platform with market leadership in the US 3 Long - tenured, blue - chip customer relationships in attractive verticals 4 Proprietary technology with first mover advantage 5 Asset - light model generates high returns and substantial free cash flow 6 Experienced and proven leadership

Industry Backdrop

11 Rapid Industry Growth Propelled by Multiple Tailwinds Continued outsourcing of transportation services due to increasingly complex supply chains Source: Third - party research Adoption of differentiated digital solutions and automation Growing demand for supply chain visibility and access to data Structural supply side shortage of drivers (and trucks) KEY GROWTH DRIVERS

Source: Third - party research 12 Consistent Increases in US Truck Brokerage Industry Penetration BROKER PENETRATION OF US TRUCKLOAD INDUSTRY 7% 7% 8% 9% 10% 10% 10% 11% 12% 12% 13% 13% 13% 14% 14% 15% 16% 18% 20% 20% 21% 22% 24% 25% 25% 26% 28% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026

Truck Brokerage Industry Poised to Outgrow GDP


TRUCK BROKERAGE VOLUME AND REAL GDP
Y AXIS 2021 INDEXED TO 100
150
125
100
2021
2023
2026
Load growth
GDP
Industry volume growth of ~6.6% CAGR, > 3X GDP growth
Based on real GDP growth of ~2% from 2021 to 2026
Load growth
GDP

Drivers

- Outsourcing
- Digitization
- Demand for visibility
- Supply-side shortages

The brokerage industry is poised to continue outgrowing GDP

Source: Third-party research

13

XPO Logistics

A Powerful Combination of Scale, Technology and Services

15 Powerful Combination of Scale, Technology and Services ▪ Best - in - class truck broker with track record of outperforming the industry ▪ Thousands of loads available on a daily basis from customer relationships, access to capacity, technology, and service ▪ Fourth largest broker of full truckload freight transportation in the US with best - in - class offerings and technology ▪ 44 of the Fortune 100 entrusted Truck Brokerage Business to XPO in 2021 – 2022 ▪ Asset - light business that facilitates the movement of all modes of transportation typically from a single shipper ▪ First mover in technology investments starting in 2011 ▪ High ROIC financial profile designed to grow profits in any cycle BUSINESS OVERVIEW

16 4 th Largest FTL Brokerage Company in the US After Just 11 Years 1.6 1.8 1.8 2.1 2.2 2.4 2.7 2.9 7.3 11.4 + + (UPS) ~4% Market Share 2021 FTL BROKERAGE US GROSS REVENUE BILLION USD CRITICAL SCALE TO GROW MARKET REACH Source: Third - party research

17 Powerful Combination of Scale, Technology and Services SERVICES Full truckload Dry van, refrigerated, haz - mat Flatbed US cross - border Mexico, Canada Capacity for transloaded OTR containers Drop trailers Expedite Time - critical, special handling

18 Flexibility to Succeed in All Market Environments ▪ XPO Load - to - truck ratio ▪ Outbound tender rejections ▪ Inventory load scans through customer integrations ▪ Results of dynamic pricing exercises WE DEPLOY LEADING INDICATORS TO ANTICIPATE THE DIRECTION OF THE MARKET All of those moves are enabled by our technology strengthened by our scale and our pricing algorithms

19 Flexibility to Succeed in All Market Environments (Cont’d) ▪ Look for opportunities to reduce carrier costs to expand margin ▪ Slow hiring, lean into productivity , benefit from variable cost structure ▪ Lean into contractual business ▪ Revisit contract rates , and optimize margin dollars through share gains ▪ Offer dedicated capacity to ensure constant capacity for key customers IF THE MARKET IS POISED TO LOOSEN , WE… ▪ Review rates with our top customers ▪ Hire to enable new capacity ▪ Onboard more carriers to intelligent lane assignment ▪ Backstop rates ▪ Mitigate the impact of port congestion with options such as transloading ▪ Increase presence on spot board through automation to capitalize on other brokers’ tender rejections IF THE MARKET IS POISED TO TIGHTEN , WE…

20 Strong Growth Across Key Financial Metrics 1,372 1,684 2,749 2019A 2020A 2021A 2019A 2020A 2021A REVENUE BROKERAGE LOADS ADJUSTED EBITDA MARGIN $ in millions 91 120 204 2019A 2020A 2021A 230 286 427 2019A 2020A 2021A $ in millions 16.7% 17.0% 15.5% 6.6% 7.1% 7.4% Margin Rate: Margin: $ in millions Refer to the “Non - GAAP Financial Measures” section on page 2 and reconciliation in Supplemental Materials for related informatio n

21 Asset - light Model Generates High Returns and Substantial Free Cash Flow ▪ Highly variable cost structure, with less than 10% fixed costs, driven by purchased transportation ▪ Ability to reduce costs when demand is soft and flex resources to find trucks once demand returns ▪ Second largest expense is labor, where we continue to drive efficiencies and leverage SG&A expense over a higher revenue base ▪ Modest fixed base expense serves as a catalyst to drive more accretive volumes in periods of growth VARIABLE COST STRUCTURE HIGH FREE CASH FLOW AND RETURNS Variable ≥90% Fixed ≤10% ▪ Historical investments in technology deliver substantial future efficiencies ▪ Expect capex as a percent of revenue to decline as heaviest lifting of technology development is cycled ▪ Free cash flow conversion to adjusted EBITDA well above historical full - company level <1% Capex as a % of Revenue >38% total company LTM ROIC 1 1 ROIC for 12 - months ending March 31, 2022. Refer to the “Non - GAAP Financial Measures” section on page 2 and reconciliation in Supplemental Materials for related informatio n

22 Brokerage has Diversified Exposure Across Attractive End Markets Healthy diversification across attractive verticals with low concentration risk; strategic focus on growing e - commerce and consumer goods All major verticals expected to use brokers for 20 – 30% of their truckload needs by 2026E XPO’s diversified model services the full array of these sectors Source: Third - party research 1 Other includes sectors such as agriculture, chemicals, home furnishings, building materials, business and professional services, healthcare and biotechnology, energy, oil and gas, aerospace and defense and mining Retail / E - commerce 25% Food and beverage 18% Consumer Goods 6% Industrial / Mfg 16% Logistics & Transportation 9% Technology / Telecom 5% Automotive 5% Other¹ 16% CONSUMER 49% INDUSTRIAL / OTHER 51% 2021 XPO TRUCK BROKERAGE REVENUE DIVERSIFIED ACROSS END MARKETS

Customer 1 - 5 20% Customer 6 - 10 8% Customer 11 - 20 11% Customer 21 - 100 31% Others 30% 23 Long - tenured, Blue - chip Customer Relationships In Attractive Verticals SELECT CUSTOMERS 2021 REVENUE BY CUSTOMER

Dynamic pricing algorithms use machine learning to optimize margin Automated processes and messaging improve productivity per head Captures volume and revenue at lower cost - to - serve, with fewer touches Manages capacity to best cover customer loads under all demand environments Automated processes and messaging improve productivity per head Automated processes and messaging improve productivity per head Captures volume and revenue at lower cost - to - serve, with fewer touches Manages capacity to best cover customer loads under all demand environments Captures volume and revenue at lower cost - to - serve, with fewer touches Automated processes and messaging improve productivity per head Captures volume and revenue at lower cost - to - serve, with fewer touches Manages capacity to best cover customer loads under all demand environments 24 Proprietary Technology Manages capacity to best cover customer loads under all demand environments PROPRIETARY LEVERS FOR PROFITABLE GROWTH

25 Tiered Approach to Sales to Target Sustainable Growth Strategic Account Manager Team (SAMs) ▪ Targets large enterprise customers ▪ Key account managers have vertical - specific expertise ▪ Tailored solutions to customer’s exact needs National Account Manager Team (NAMs) ▪ Targets national customers Inside Salesforce ▪ Targets emerging growth customers, leverages internal resources and self - service technology platform 1 2 3 TIERED APPROACH TO SALES

26 Case Study – Industrial ▪ Customer needed help with flatbed solutions in 2013 ▪ Due to the mission critical nature of the company’s products, supply chain continuity is critical RELATIONSHIP ORIGIN / CUSTOMER NEED ▪ Progressed from small flatbed carrier to the largest brokered flatbed provider in the US ▪ Relationship has broadened to other forms of brokered transportation, including dry van and expedite ▪ We procured enormous capacity at the right rates, including flexing to 2X - 3X original award value during periods of peak seasonal demand; enabled by tech, carrier relationships, and expertise ▪ 95% of orders are created or covered digitally XPO SOLUTION Supplier of the year in 2020 Brokerage revenue up from $50k in 2013 to over $20 million today KEY RESULTS

27 Case Study – Retailer (Durable Goods) ▪ Dry van service commenced in 2014 ▪ Customer needs extensive project support RELATIONSHIP ORIGIN / CUSTOMER NEED ▪ Now provide flatbed, seasonal projects, transload services (helped with backlogs at ports) ▪ Leading emergency freight provider (managing hurricanes, storm); dropped trailers to distribute generators; critical trust relationship ▪ 90% of loads created or covered digitally XPO SOLUTION Top 5 customer in brokerage; b rokerage revenue up more than 50X from 2017 to over $100 million today KEY RESULTS

28 Case Study – Food & Beverage ▪ Relationship originated in 2004 with Canadian bottling counterpart (later brought in - house) for cross - border freight ▪ XPO committed to take every uncovered load RELATIONSHIP ORIGIN / CUSTOMER NEED ▪ Deep IT integration ▪ Extensive drop trailer effort ▪ 99% of loads created or covered digitally ▪ XPO is viewed by the customer as providing the consistency of an asset - based carrier, giving us an early look at freight opportunities XPO SOLUTION Revenue has increased from sub - $4 million to over $50 million in 2021 KEY RESULTS

29 Case Study – Apparel Retailer ▪ Relationship grew enormously from 2020 ▪ We were able to satisfy outsized demand at peak when other brokers turned it down RELATIONSHIP ORIGIN / CUSTOMER NEED ▪ Dry van, transloading, drop trailers ▪ We flex up massively with peak ▪ The customer appreciates our customized reporting ▪ XPO provides customized trailer tracking via XPO Connect TM ▪ 99% of loads created or covered digitally XPO SOLUTION <$5 million of revenue in 2017, up to well over $75 million today KEY RESULTS

30 ▪ Relationship began in 2012 RELATIONSHIP ORIGIN / CUSTOMER NEED ▪ Transloading, refrigerated, drop trailer ▪ Massive contracted award ▪ Carrier of the Year, 2021 ▪ 99% of loads created or covered digitally XPO SOLUTION >$50 million of revenue, up >5X since 2015 KEY RESULTS Case Study – Food & Beverage

31 ▪ Services include cross - border brokerage, intra - Mexico brokerage, expedite, air charter, port diversion, drop trailers, air charter ▪ Award reflected XPO winning “Supplier of the Year” from two other auto OEMs Case Study – Automotive ( Key Managed Transportation Collaborations) RELATIONSHIP ORIGIN / CUSTOMER NEED XPO SOLUTION KEY RESULTS ▪ New to Managed Transportation in 2021 ▪ Brokerage revenue up 9X from 2015 to 2021, growing rapidly in 2022

A Disruptive Digital Brokerage Platform

33 XPO is Leading Technological Disruption YEARS IN OPERATION 4 4 1 4 6 6 6 8 8 8 9 10 Uber Freight JB Hunt Navisphere Convoy FR8star Next Trucking Coyote Trucker Path Cargomatic Cargo Chief XPO KEY XPO CONNECT INNOVATIONS ▪ Digital freight marketplace ▪ Launched April 2018 ▪ XPO Connect’s proprietary freight optimization system ▪ Launched October 2012 ▪ Self - service mobile app for truck drivers and fleet managers ▪ Launched April 2018 1 Refers to digital brokerage capabilities

Executing Profit Initiatives Driven by Technology

THREE KEY AREAS	WELL-DEFINED EXECUTION WITHIN BROKERAGE
1 Volume	**EXPAND XPO CONNECT™** ▪ Increases volume via API deployments, integration, automation and digital interfaces ▪ Generates "touchless" revenue through marketplace interfaces with smaller customers
2 Productivity	**OPERATIONAL IMPROVEMENT** ▪ Automated processes increases productivity of brokerage operations ▪ Customer service and capacity management further enhanced through automation and optimization
3 Margin	**PRICING OPTIMIZATION** ▪ Utilize proprietary machine learning pricing engine, taking market conditions into consideration to drive revenue and margin growth ▪ Leverage real time pricing capabilities to reduce the cost of purchased transportation, improve margin and automate accessorial billings

34

XPO Logistics

35 XPO Connect TM Video

36 XPO Connect Œ is a Powerful, Digital Ecosystem Encapsulates the business DNA FREIGHT OPTIMIZER CARRIERS DRIVE XPO Œ APP CARRIER INTERFACE CARRIER MOBILE INTERFACE REAL - TIME TRACKING ENGINE CUSTOMER INTERFACE CUSTOMER MOBILE INTERFACE CUSTOMERS API SUPPLY DEMAND SOLUTIONS ORIENTATION OPERATIONAL SYNERGIES DIGITAL CAPACITY MANAGEMENT ZERO - TOUCH AUTOMATION

XPO Connect’s Freight Optimizer is a Scalable Freight Management Engine ▪ Leverages machine learning to procure the optimal capacity for each load by analyzing data from multiple sources, weighted by cost and performance ▪ Draws on ~88,000 registered carriers in XPO Connect Œ for rapid load - matching and tendering ▪ Utilizes predictive pricing algorithms that take expected freight market conditions into consideration ▪ Generates price options via XPO’s proprietary machine - learning pricing engine ▪ Manages routing, carrier assignment and execution according to customer - specific business rules ▪ Real time data and trends, enhancing operational productivity and margin expansion 37

38 XPO Connect Œ Generates Efficiencies for all Stakeholders ▪ Quote and buy different kinds of capacity online through one point of access ▪ Leverage self - service analytics for decision - making ▪ Gain real - time visibility of shipments CUSTOMER ENABLEMENT CARRIER FUNCTIONALITY PERSONALIZED FREIGHT MANAGEMENT TAILORED CAPACITY MANAGEMENT ▪ Post available capacity based on their preferences ▪ Book loads on the web or via the Drive XPO app ▪ Optimize utilization of equipment and driver’s time ▪ Customize personal dashboard and self - service analytics to manage freight ▪ Enhance decision - making and spend with direct access to data and KPIs ▪ Tailor screen displays to the business ▪ Use mobile app to locate opportunities based on location, timing and equipment specs ▪ Analyze trends in spot rates, driving conditions and other factors that impact bids FLEXIBLE AND CUSTOMIZABLE SOLUTION

FREIGHT M ANA G E M E N T CARRIER SCORE AND REWARDS CAPACITY POSTING LOAD BOOKING 39 Drive XPO Œ App Benefits Customers and Carriers by Helping to Automate the Procurement Process ▪ Carriers use Drive XPO Œ self - service dashboard to access XPO Connect Œ on their mobile devices ▪ Over 700,000 driver downloads of the app to date with ongoing, rapid adoption ▪ Fully mobilized transactional platform is an all - in - one tracking solution for drivers and carriers ▪ Intuitive tools for capacity posting, bidding, negotiating, load booking, tracking and e - paperwork ▪ Smart Load recommendation engine helps drivers maximize resources and minimize empty miles

XPO Connect Œ Tech Demo

- 2,000 4,000 6,000 8,000 10,000 12,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total registered customer users 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total Drive XPO app downloads - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total digital brokerage orders 41 XPO Connect Œ is Widely Adopted and Growing Fast 0 20,000 40,000 60,000 80,000 100,000 120,000 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total registered carrier users All data cumulative as of March 31, 2022 CARRIERS CUSTOMERS

42 XPO Connect Œ Captures Share and Reduces Costs 1 Significant opportunity to unlock incremental revenue and profit well beyond current levels 2 Comprehensive digital platform enhances offering beyond traditional full truckload 3 Reaches emerging growth customers with low - cost model: primarily digital, with some over - the - phone interactions 4 Value of XPO Connect Œ will compound in response to fast - growing demand, further reaping the benefits of hundreds of millions of dollars of technology investment

43 Productivity Measures Enhance Margins ▪ Simplifying pricing execution with proprietary tools, including direct link to operational TMS ▪ Reducing time required to operate across modes via visibility in XPO Connect Œ LOAD PER HEAD / DAY (6+ MONTHS TENURE) Q1’2017 indexed to 100% 35% Increase in Productivity 135% 100% Q1’2017 Q1’2022 Load growth of 71% vs. headcount of 27%

44 Pricing Levers Boost Revenue and Margins Proprietary machine - learning pricing engine for carrier procurement ▪ Costing algorithms and digital freight match capability ▪ Purchases transportation at optimal rates and expands margins ▪ Outperformed large competitors on margin 15 consecutive quarters, including 13 quarters after Dynamic Max Pay was implemented Contract utilization ▪ Digital tool helps identify opportunities to improve margins on overutilized and underutilized contracts ▪ Helps better identify potential opportunities that can drive incremental volume and sales Market pricing ▪ Pricing engine for Enterprise and National customers optimizes market - relevant pricing, enhanced by API tools ▪ Online tool for quoting and placing orders utilizing our proprietary pricing algorithm OPTIMIZATION TOOLS

45 Note: Number of years indicate years of industry - relevant experience; company logos under each name denote the individual’s pri or work experience Experienced and Cohesive Leadership LOUIS AMO President, Brokerage 23 years YOAV AMIEL Senior Vice President, Technology - North American Transportation 25 years LYNDON CRON SVP, Sales, North American Transportation 28 years ▪ Joined XPO in 2012 ▪ Promoted to president, truck brokerage – North America in 2020 ▪ Previously held senior positions with Electrolux, Union Pacific and SABIC (formerly GE Plastics) ▪ Joined XPO in 2018 ▪ Previously held roles including director of product at Amazon and head of product – machine - learned maps with both Uber and Microsoft ▪ CIO Elect of XPO's planned spin - off of its tech - enabled brokered transportation platform ▪ Joined XPO in 2014 ▪ Promoted to lead all outside sales customer facing teams in 2022. ▪ Previously held leadership positions in sales for Pacer International ▪ Joined XPO in 2012 ▪ Served as president of XPO’s North American brokerage business ▪ In 2020, named president of North American Transportation ▪ Prior to XPO, held leadership positions with C.H. Robinson Worldwide ▪ CEO Elect of XPO's planned spin - off of its tech - enabled brokered transportation platform DREW WILKERSON President, Transportation – North America PAUL BOOTHE President, Managed Transportation 18 years ▪ Joined XPO in 2016 ▪ Promoted to President of the Managed and Dedicated Transportation team in 2020 ▪ Previously served in leadership roles at Ryder and Pepsi Logistics Company ALYSSA MYERS VP, Technology - Brokerage 7 years ▪ Joined XPO in 2014 ▪ VP of Technology for the XPO Freight Brokerage team in 2019 ▪ Prior experience at a Salesforce.com partner startup

46 Key Drivers of Value Creation 1 Expanding industry with low penetration and secular tailwinds 2 Differentiated scaled platform with market leadership in the US 3 Long - tenured, blue - chip customer relationships in attractive verticals 4 Proprietary technology with first mover advantage 5 Asset - light model generates high returns and substantial free cash flow 6 Experienced and proven leadership

Q&A

48 Reconciliation of North American Truck Brokerage Adjusted EBITDA 1 The following table reconciles XPO’s operating income attributable to its North American Truck Brokerage business for the years ended December 31, 2019, 2020 and 2021, to adjusted EBITDA for the same periods. Operating Income Other income (expense) Depreciation and amortization Transaction and integration costs Restructuring Costs Adjusted EBITDA Revenue Adjusted EBITDA margin 1 $ in millions unaudited 2020 $ 105 (1) 13 2 1 120 1,684 7.1% 2019 $ 75 2 12 – 2 91 1,372 6.6% 2021 $ 190 1 13 – – 204 2,749 7.4% 1 Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by revenue Refer to the “Non - GAAP Financial Measures” section on page 2 and reconciliation in Supplemental Materials for related informatio n

49 We believe that return on invested capital (ROIC) is an important metric, as it measures how effectively we deploy our capital base. ROIC is calculated as net operating profit after tax (NOPAT) for the trailing twelve months ended March 31, 2022, divided by inves ted capital as of March 31, 2022. NOPAT is calculated as adjusted EBITDA less depreciation expense, real estate gains and cash taxes plus opera tin g lease interest. Invested capital is calculated as equity plus debt and operating lease liabilities less cash and goodwill and intan gib les. The following table reconciles XPO’s revenue attributable to its North American Truck Brokerage business for the years ended December 31, 2021, 2020 and 2019 to margin for the same periods.